NASDAQ: OCFC 1 OceanFirst Financial Corp. INVESTOR PRESENTATION NOVEMBER 2014 Exhibit 99.1

NASDAQ: OCFC

OceanFirst Financial Corp.
OceanFirst Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements within the meaning of the Private
Securities Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will,"
"should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the
Company and its subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/ regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the
Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The
Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC

112 Years of Growth and Capital Management
112 Years of Growth and Capital Management
Founded in Point Pleasant, NJ, in 1902, OceanFirst has grown from a small one-town savings and loan to a full-service community bank serving the Central New Jersey Shore.
Rebuilt capital from 6.05% to 9.47% through the Great Recession with retained earnings and completion of a follow-on common stock offering in November 2009.
Demutualized in 1996 and over the ensuing 11 years generated value for shareholders,  largely through the successful implementation and execution of our community bank model, and the strategic repurchase of 62.4% of original IPO shares.
Since late 2011, the Company has utilized share repurchases to again strategically redeploy surplus capital until growth prospects improved.  Current repurchase authorization for 835,059 shares in place until growth initiatives mature.

Sussex
Passaic
Bergen
Warren
Morris
Essex
Hudson
New York
Union
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Philadelphia
Burlington
Ocean
Camden
Gloucester
Salem
Atlantic
Cumberland
Cape May

NASDAQ: OCFC

Community Bank serving the Central
Jersey Shore - $2.3 billion in assets and
23 branch offices
Targeting growth opportunities in
Monmouth County
Market Cap $287 million
Core deposits – 88.1% of total deposits
Locally originated loan portfolio - no
SNCs
C&I loans and lines
Residential and commercial
real estate mortgages
Consumer equity loans and lines
Corporate Profile
Corporate Profile
Note:  See Appendix 1 for Market Demographic information.

NASDAQ: OCFC

Experienced Executive Management Team
Experienced Executive Management Team
Substantial insider ownership of 27.4% – aligned with shareholders’ interests
OceanFirst Bank ESOP 10.5%
Directors & Senior Executive Officers 9.8% (CEO 5.7%)
OceanFirst Foundation 7.1%
Succession planning affirmed – Christopher D. Maher named as successor
CEO effective January 1, 2015
As of the March 11, 2014 proxy record date.
Name Position
# of Years in
Banking
# of Years
at OCFC
John R. Garbarino Chairman, Chief Executive Officer 43 43
Christopher D. Maher President, Chief Operating Officer 26 1
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 33 22
Joseph R. Iantosca Executive Vice President, Chief Administrative Officer 36 10
Joseph J. Lebel III Executive Vice President, Chief Lending Officer 30 8
Director and Proxy Officer Stock Ownership Guidelines

NASDAQ: OCFC

Our Strategy
Our Strategy
Positioned as the leading Community Bank in attractive Central
Jersey Shore market – developing the franchise, growing revenue and creating additional value for shareholders
Strategically focused on revenue growth in commercial lending, wealth management, and bankcard services
Guarding credit quality in ALL business cycles
Growing diversified streams of non-interest income to decrease reliance on Net Interest Margin (NIM)
Creating attractive profile to encourage roll-up opportunities presented by local community banks lacking the scale or desire to remain independent

NASDAQ: OCFC

Significant Primary Market Deposit Share
Significant Primary Market Deposit Share
Competing Favorably Against Banking Behemoths
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 TD Bank, National Association (Canada) 22 2,541,705 17.45
2 Hudson City Bancorp Inc. (NJ)
(1)
14 2,212,695 15.19
3 Wells Fargo Bank NA (CA) 26 2,203,005 15.13
4 OceanFirst Financial Corp. (NJ) 19 1,480,885 10.17
5 Banco Santander S.A. (Spain) 21 1,368,640 9.40
6 Bank of America Corp. (NC) 17 1,267,176 8.70
Total For Institutions In Market 188 14,563,013
Source:  FDIC Summary of Deposits, June 30, 2014
(1) Pending acquisition by M&T Bank (NY)

Sept 2014
Interest Checking
WAR 0.09 %
Non-Interest Checking
MMDA & Savings
WAR 0.04%
Time* Deposits
WAR 1.44%
Dec 2008
Interest Checking
Non-Interest Checking
MMDA & Savings
Time Deposits
Dec 1996
Interest Checking
MMDA & Savings
Time Deposits
0%
20%
40%
60%
80%
100%

NASDAQ: OCFC 8 Strategic Deposit Composition Transition Strategic Deposit Composition Transition *Time deposit duration of 18 months

Sept 2014
Investment CRE
Owner-Occupied CRE
C&I
Consumer & Other
Residential R.E.
Dec 2008
Investme nt CRE
Owner-Occupied CRE
C&I
Consumer & Other
Residential R.E.
Dec 1996
nvestmen t CRE
Consumer & Other
Residential R.E.
0%
20%
40%
60%
80%
100%

NASDAQ: OCFC 9 Strategic Loan Composition Transition Strategic Loan Composition Transition

NASDAQ: OCFC

Increased the quarterly dividend by $0.01, or 8.3%, to $0.13 per share, 42% payout ratio
Non-performing loans decreased $22.3 million, or 54.8%
Grew commercial loan portfolio $27.2 million, 16.7% annualized; 5 consecutive quarter of growth
Earnings per share of $0.31, 9.5% ROE & 0.88% ROA
Net interest margin stable at 3.27%
Tangible common equity of 9.5% of assets
Common stock repurchase plan in place to strategically manage capital levels
Highlights –
Highlights –
Third Quarter 2014
Third Quarter 2014
th

NASDAQ: OCFC

For the nine months ended September 30, 2014:
Interest Rate Risk Management
Extended $150 million of FHLB advances into 3 – 5 year terms
$70 million of retail checking migrated to non-interest bearing
Core deposits
(1)
are 88.1% of total deposits, a significant benefit in a
rising rate environment
Asset Quality Improvements
Non-performing loans decreased by 59%, or $27.0 million, to $18.4 million at September 30, 2014
Credit metrics improved as non-performing loans as a percent of total loans receivable decreased to 1.11% from 2.88%, and Allowance for
Loan Losses as a percent of total non-performing loans increased to
88.68% from 51.44%
(1)  Core deposits are all deposits except time deposits.
Highlights –
Highlights –
Risk Management
Risk Management

NASDAQ: OCFC

Credit Metrics Reflect Conservative Culture
Credit Metrics Reflect Conservative Culture
Data as of December 31, unless otherwise indicated.
Increase attributable to Superstorm Sandy.
Decrease due to bulk sale of most  non-performing residential and consumer mortgage loans.  Net charge-off percent is 0.12% excluding charge-offs related to the bulk sale.
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2009 2010 2011 2012 2013 9/30/2014
Residential Consumer Commercial Real Estate Commercial
(1) (2)
Note:  Atlantic County Loan Exposure totals $14.4 million, or 0.9%, of total loan portfolio as of September 30, 2014.
Net charge-offs as percent of
average loans outstanding
(annualized for 2014) 0.16%
0.18% 0.57% 0.36% 0.16% 0.54%
(1)
(2)

NASDAQ: OCFC

Prudently Provisioning for Credit Costs
Prudently Provisioning for Credit Costs
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
Net Charge-Offs Net Charge-Offs Attributable to Bulk Sale of NPL's Provision for Loan Losses
(1)
Spike in charge-offs was due to a change in charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete.  The additional charge-off relating to the change in policy through 2011 was
$5.7 million, all of which had been previously specifically reserved.
(2)
Increase attributable to Superstorm Sandy.
12/31/09 12/31/10
12/31/11 (1) 12/31/12 (2) 12/31/13
9/30/14
(Nine Months)

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1996
1998
2000
2002
2004
2006
2008
2010
2012
2013
Q1 2014
Q2 2014
Q3 2014

NASDAQ: OCFC 14 Net Interest Margin Net Interest Margin Stabilizing Close to Historical Levels Quarterly Trend Historical Average Net Interest Margin (3.28%)

NASDAQ: OCFC

Diversified Streams of Non-Interest Income
Diversified Streams of Non-Interest Income
2011
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1996 9/30/2014 (Annualized)
Fees and Service Charges Gain on Sale of Loans BOLI
Other BankCard Services Investment Services
Wealth Management
Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of securities and provision for repurchased loans.
$2.5M
$17.6M
Targeted
Growth
Areas

NASDAQ: OCFC

Generating Consistent Attractive Returns
Generating Consistent Attractive Returns
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2009 2010 2011 2012 2013 9/30/2014
(Annualized)
Return on Equity Return on Assets
0.0%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
(1)
(1)
Excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation.

$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Annual Return of Capital
2011
2012
2013
2014
(Nine Months)

NASDAQ: OCFC

Prudently Managing Excess Capital in Near Term
Prudently Managing Excess Capital in Near Term
2011
Notes: Stock Repurchases – $14.77 Average Cost per Share.
Quarterly dividend rate increased by $0.01, or 8.3%, in October 2014.
Cash Dividends Stock Repurchases

NASDAQ: OCFC

Challenge Today is to Grow Revenue
Challenge Today is to Grow Revenue
Build Shareholder Value
Build Shareholder Value
Target growth within existing market – increasing share
Commercial loans increase at double digit growth rate for five consecutive quarters
Superstorm Sandy recovery providing market opportunity*
Continuing Strategic Execution
Sold most non-performing residential/consumer mortgage loans in third quarter of 2014; $500,000 in annual cost savings
FHLB Advances restructured in fourth quarter 2013; duration extended to 38 months
Rationalizing Branch Network and Residential Lending, reinvesting cost saves supporting growth
Consolidated two overlapping branches at the end of 2013
Reduced residential lending overhead in second quarter 2014 to improve efficiency
Sold servicing rights on loans serviced for FNMA/FHLMC in October 2014, recognizing a small gain and lowering costs in 2015 (net of lost servicing revenue)
Diversifying and strengthening non-interest income streams; reducing reliance on NIM
Assessing opportunistic roll-up of local community banks
Financial performance develops value proposition for shareholders and preserves the right to remain independent
*Note:  See Appendix 4.

NASDAQ: OCFC

Why OCFC…?
Why OCFC…?
Fundamental franchise value – superior market demographics
Seasoned and effective management team
Sandy response and experience
Substantial insider ownership – aligned with shareholders’ interests
Succession planning affirmed – 2014
Attractive deposit mix and market share
Conservative credit culture and profile
Solid financial performance – developing shareholder value
Strong balance sheet and capital base

NASDAQ: OCFC

Attractive Valuation Metrics
Attractive Valuation Metrics
OCFC
Peers
(1)
Valuation
Price / Tang. Book Value 129% 154%
Price / LQA EPS 13.3x 14.1x
Price / Estimated EPS 12.5x 13.5x
Cash Dividend Yield 3.1% 2.9%
1) Peers include:  DCOM, FFIC, FLIC, HVB, LBAI, ORIT, PGC, SNBC, SUBK, UVSP and WSFS
Note: Financial data as of the most recent period available; market data as of November 7, 2014.
Source:  Sandler O’Neill

NASDAQ: OCFC 21 THANK YOU FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP.

NASDAQ: OCFC

Market Demographics
Market Demographics
APPENDIX 1
Ocean Monmouth Middlesex New Jersey National
Number of Offices 19 4 1
% of OceanFirst Deposits 86.2 10.9 2.9
Market Rank 4 17 35
Market Share (%) 10.2 0.9 0.2
Population 583,000 628,000 831,000
Projected 2014-2019
Population Growth (%)
1.4 — 3.0 1.6 3.5
Median Household Income ($) 58,000 81,000 75,000 69,000 52,000
Projected 2014-2019 Median
Household Income Growth (%)
2.6 3.1 3.5 3.6 4.6
Deposit  and demographic data as of June 30, 2014.
Source:  SNL Financial

NASDAQ: OCFC

APPENDIX 2
Commercial Portfolio Metrics
Commercial Portfolio Metrics
As of September 30, 2014.
(1) Combined commercial relationships (excluding small business) total 438.
Commercial Real Estate (CRE)
Total portfolio
(1)
$599.9 million
% of Total Loan Portfolio 36.1%
Average size of CRE loans $840,000
Largest CRE loan $14.9 million
Current Pipeline $37.4 million
Weighted Average Yield 4.42%
Weighted Average Repricing Term 6.2 years
Commercial Loans
Total portfolio
(1)
$79.6 million
% of Total Loan Portfolio 4.8%
Average size of commercial loan $303,000
Largest commercial loan $10.0 million
Current Pipeline $5.0 million
Weighted Average Yield 4.21%
Weighted Average Repricing Term 1.9 years

Miscellaneous, 5.7%
Public Administration, 6.3%
Educational Services, 3.7%
Manufacturing, 4.0%
Arts/Entertainment/ Recreation, 7.2%
Other Services, 3.0%
Accommodations/ Food Services, 7.1%
Healthcare, 7.2%
Wholesale Trade, 4.9%
Retail Trade, 4.8%
Construction, 7.8%
Real Estate Investment, 38.3%
Miscellaneous, 13.6%
Multi-Family, 2.3%
Retail Store, 8.8%
Shopping Center, 8.8%
Commercial Development, 9.7%
Land, 1.6%
Residential Development, 6.4%
Industrial/ Warehouse, 15.3%
Office, 33.5%

NASDAQ: OCFC

Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Total Commercial Loan Exposure
by Industry Classification
Real Estate Investment by
Property Classification
As of September 30, 2014.
APPENDIX 2
(Cont’d)
Diversified portfolio provides
protection against industry-
specific credit events.

NASDAQ: OCFC

Residential Real Estate
Total Portfolio $782.8
million
% of Total Loan Portfolio 47.1%
Average size of mortgage loans $191,000
Interest-only loans  $19.0 million
         - % of total 1-4 family loans 2.5%
         - Weighted average loan-to-value ratio (using original or most recent appraisal) 59%
Stated income loans  $27.8 million
         - % of total 1-4 family loans 3.7%
Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) 56%
         - Loans originated during 2014 62%
Portfolio average FICO score  752
         - Loans originated during 2014 761
% of loans outside the New York/New Jersey market 3.6%
% of loans outside Ocean/Monmouth Counties 28.2%
% of loans exceeding agency conforming amounts 44.8%
% of loans for second homes 9.0%
APPENDIX 3
Residential Portfolio Metrics
Residential Portfolio Metrics
As of September 30, 2014, unless otherwise noted.

NASDAQ: OCFC

Superstorm Sandy Recovery
Superstorm Sandy Recovery
Loan Portfolio Performed Well
Net Charge-offs related to Superstorm Sandy total a modest $424,000
Damage Estimate ( FEMA 2012):
50,103 structures damaged were located in Monmouth and Ocean County
3,033 structures classified as major damage or totally destroyed
Multi-Year Recovery Horizon
4,307 Homes demolished in Monmouth and Ocean in 2013; 59% of New Jersey total
Toms River specifically
1,108 homes demolished in 2013 (of 30,235 Single Family Homes)
609 permits for $89.6 million issued in the first nine months of 2014
Construction Lending*
$34.2 million in consumer originated/committed in first nine months of 2014; $14.2 million cumulative undrawn
$21.7 million in commercial originated/committed in first nine months of 2014; $32.2  million cumulative undrawn
$24.1 million pipeline
* Construction lending has been driven by owner-occupied projects resulting from storm damage
APPENDIX 4